UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2010

NAVISTAR FINANCIAL SECURITIES CORPORATION

(EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN ITS CHARTER)

NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST

(EXACT NAME OF CO-REGISTRANT)

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

(EXACT NAME OF CO-REGISTRANT AND ISSUER WITH RESPECT TO THE NOTES)

Delaware	333-104639	36-3731520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road

Schaumburg, Illinois 60173

(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000

(Registrant’s Telephone Number, Including Area Code)

2850 W. Golf Road

Rolling Meadows, Illinois 60008

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 12, 2010, the Navistar Financial Dealer Note Master Owner Trust (the “Master Owner Trust”) issued a series of notes designated the Floating Rate Dealer Note Asset Backed Notes, Series 2010-1 (the “Series 2010-1 Notes”). The Series 2010-1 Notes include three classes of Notes: the Class A Notes, the Class B Notes and the Class C Notes. The principal characteristics of the Series 2010-1 Notes are as follows:

Number of classes within Series 2010-1 Notes: Three

Initial Class A Notes Outstanding Principal Amount: $214,800,000

Initial Class B Notes Outstanding Principal Amount: $16,400,000

Initial Class C Notes Outstanding Principal Amount: $18,800,000

Initial Total Series 2010-1 Notes Outstanding Principal Amount: $250,000,000

Class A Note Rate: LIBOR + 1.65%

Class B Note Rate: LIBOR + 2.50%

Class C Note Rate: LIBOR + 3.50%

Closing Date: February 12, 2010

Expected Principal Payment Date: January 25, 2012

Legal Final Maturity Date: January 26, 2015

Ordinary means of principal repayment: Accumulation Period

Accumulation Period Commencement Date: A date within nine months prior to the Expected Principal Payment Date,

as determined by the Servicer

Primary source of credit enhancement for Class A Notes: Subordination of Class B Notes and Class C Notes and

Overcollateralization represented by the Master Owner Trust Certificate issued to the Seller

Primary source of credit enhancement for Class B Certificates: Subordination of Class C Notes and

Overcollateralization represented by the Master Owner Trust Certificate issued to the Seller

Primary source of credit enhancement for Class C Certificates: Overcollateralization represented by the Master Owner

Trust Certificate issued to the Seller

Series 2010-1 Overcollateralization Percentage: 16.50% of initial Series 2010-1 Collateral Amount

Servicing Fee Percentage: 1.0%

The terms of the Series 2010-1 Notes and the definitions of capitalized terms may be found in the Indenture Supplement dated as of February 12, 2010, which is attached as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 10.1	Series 2010-1 Indenture Supplement to the Indenture, dated February 12, 2010, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee.

Exhibit 10.2	Note Purchase Agreement, dated February 4, 2010, among Navistar Financial Securities Corporation, Navistar Financial Corporation and Banc of America Securities LLC, as representative of the Initial Purchasers.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL SECURITIES CORPORATION, as Co-Registrant, and as Seller on behalf of each of Navistar Financial Dealer Note Master Owner Trust and Navistar Financial Dealer Note Master Trust, each as Co-Registrant

/s/ William V. McMenamin
By:	William V. McMenamin
Its:	Vice President, Chief Financial Officer and Treasurer

Date: February 16, 2010

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Series 2010-1 Indenture Supplement to the Indenture, dated February 12, 2010, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee.

Exhibit 10.2	Note Purchase Agreement, dated February 4, 2010, among Navistar Financial Securities Corporation, Navistar Financial Corporation and Banc of America Securities LLC, as representative of the Initial Purchasers.